UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2026

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.
On March 31, 2026, Tamboran Resources Corporation, a Delaware corporation (“Tamboran”), Tamboran (Beetaloo) Pty Ltd, a company organized under the laws of Australia and an indirect wholly owned subsidiary of Tamboran (“Australia Sub”), Tamboran
Resources Investments Holding Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Tamboran (“U.S.
Sub”), and Falcon Oil & Gas Ltd., a corporation incorporated under the Business Corporations Act (British Columbia) (“Falcon”)
entered into an Amending Agreement (the “Amendment”) to that certain Arrangement Agreement, dated as of September 30, 2025, by and among Tamboran, Australia Sub, U.S. Sub and Falcon (together with the Amendment, the “Arrangement Agreement”).
Pursuant to the Amendment, the parties amended the termination date from March 30, 2026 to April 30, 2026 (the
“Termination Date”); provided, however, that if, as of April 30, 2026, (i) the conditions to closing relating to governmental or regulatory approvals have not been satisfied or waived, or (ii) the Office of Foreign Assets Control of the U.S. Department of the
Treasury has not issued Tamboran an amended license permitting the parties to consummate the Arrangement (as defined in the
Arrangement Agreement), but all other conditions to closing have been satisfied (or are capable of being satisfied) or waived, then the
Termination Date shall automatically be extended to June 30, 2026. All other terms of the Arrangement Agreement remain the same.
The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Amending Agreement, dated as of March 31, 2026, by and among Tamboran Resources Corporation, Tamboran (Beetaloo) Pty Ltd, Tamboran Resources Investments Holding Corporation and Falcon Oil & Gas Ltd.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: April 6, 2026	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer